                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


 [X]  Filed by the Registrant
 [ ]  Filed by a party other than the Registrant

Check the appropriate box:

    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only [as permitted by Exchange Act Rule 14(a)-6(e)(2)]
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Material
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 TIMELINE, INC.
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee:

    [X]  No fee required.
    [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2),
         or Item 22(a)(2) of Schedule 14A.


    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11:

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and how determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

    [ ]  Fee paid previously with written preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         (1) Amount previously paid:

         (2) Form, schedule or registration statement number:

         (3) Filing party:

         (4) Date filed:

                                [TIMELINE LOGO]



                                 June 20, 2001


Dear Shareholder:


        You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Thursday, July 19, 2001, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

        Thank you.


                                 Sincerely,

                                 /s/ Charles R. Osenbaugh


                                 Charles R. Osenbaugh
                                 President, Chief Executive Officer & Director

                                 TIMELINE, INC.

                        3055 112TH AVENUE N.E., SUITE 106

                           BELLEVUE, WASHINGTON 98004

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JULY 19, 2001

                             ----------------------



TO THE SHAREHOLDERS OF TIMELINE, INC.:


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation (the "Company"), will be held on Thursday, July 19, 2001, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, for the following purposes:

        1. To elect two directors, each to hold a three-year term expiring in 2004;

        2. To approve an amendment to the Company's 1994 Stock Option Plan and Directors' Nonqualified Stock Option Plan to increase the number of shares of common stock available for issuance from 475,000 to 600,000 shares;

        3. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2002; and

        4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.


                                      By Order of the Board of Directors

                                      /s/ Paula H. McGee

                                      Paula H. McGee
                                      Secretary


Bellevue, Washington
June 20, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF A BROKER, BANK OR OTHER NOMINEE IS THE RECORD HOLDER OF YOUR SHARES AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

                                 TIMELINE, INC.

                        3055 112TH AVENUE N.E., SUITE 106

                           BELLEVUE, WASHINGTON 98004

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors") of Timeline, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, July 19, 2001, at 4:00 P.M., Pacific Time, or at any continuation or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

VOTING AND OUTSTANDING SHARES

        Only holders of record of the Company's common stock (the "Common Stock") at the close of business on May 15, 2001, are entitled to notice of and to vote at the Annual Meeting. At the close of business on May 15, 2001, there were 4,040,998 shares of Common Stock outstanding and entitled to vote. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. The inspector of election appointed for the Annual Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Washington law and the Company's Restated Articles of Incorporation (the "Articles"), assuming the presence of a quorum, the election of the Company's directors requires a plurality of votes cast, and each of the other proposals described in the accompanying Notice of Annual Meeting requires that the votes cast in favor exceed the votes cast against the proposal.

        A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

        The Company intends to mail this Proxy Statement and accompanying proxy card on or about June 26, 2001, to all shareholders entitled to vote at the Annual Meeting

SHAREHOLDER PROPOSALS

        Proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting") must be received by the Company not later than February 1, 2002 in order to be included in the proxy statement and form of proxy relating to the 2002 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural requirements contained in the Company's Bylaws.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3055 112th Avenue N.E., Suite 106, Bellevue, Washington 98004, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Articles divide the Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve until the next annual meeting of shareholders at which directors are elected, or until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

        The Board of Directors is presently composed of five members. In October 2000, following the Company's acquisition of Analyst Financials Limited, the Board increased the size of the Board from four to five and appointed Terry Harvey to fill the vacancy caused by such increase. The director nominees, Mr. Frederick W. Dean and Mr. Terry Harvey, are the nominees for the class of directors to be elected at the Annual Meeting for a three-year term expiring at the 2004 annual meeting of shareholders. If elected at the Annual Meeting, the director nominees would serve until their successors are elected and qualified, or until their earlier death, resignation or removal.

        Directors are elected by a plurality of the shares voted at the Annual Meeting. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominees named below. If, prior to the Annual Meeting, either nominee should become unavailable for election, an event that currently is not


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

anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Mr. Dean and Mr. Harvey have agreed to serve if elected and management has no reason to believe that they will be unable to serve.

        Set forth below is biographical information for Mr. Dean and Mr. Harvey:

        FREDERICK W. DEAN, age 49, has served as a Director of the Company since April 1998. He also serves as Executive Vice President and has been a Vice President since the Company's inception in April 1993. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc. He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. From 1977 to 1978, Mr. Dean was the Controller of the Seattle Mariners Baseball Club. Mr. Dean holds a B.A. degree in accounting from the University of Washington.

        TERRY HARVEY, age 50, has served as a Director of the Company since October 2000. Mr. Harvey is currently Managing Director of Terry Harvey Associates Ltd., an information technology consulting firm specializing in the banking sector and based in the United Kingdom, which he co-founded in October 2000. From 1989 through 1999, Mr. Harvey was Founder and Managing Director of Harvey Consultants Ltd., which was sold to the Olsten Corporation in 1996. Mr. Harvey holds several other non-executive roles in information technology companies where he has invested. Mr. Harvey has fulfilled an operational role in informational technology from 1970 to 1992. He holds an ONC in sciences.

                        THE BOARD OF DIRECTORS RECOMMENDS
                   A VOTE IN FAVOR OF MR. DEAN AND MR. HARVEY

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below are the names and certain biographical information for directors whose terms continue after the Annual Meeting and the executive officers of the Company.

DIRECTOR WITH TERM EXPIRING AT THE 2002 ANNUAL MEETING

        CHARLES R. OSENBAUGH, age 52, has served as Chief Financial Officer, Treasurer and a Director since the Company's inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996. Mr. Osenbaugh also previously served as Secretary of the Company. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director, of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle, Washington law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. degree in economics and a J.D. degree, both from the University of Iowa, and received his CPA certificate in 1974.

DIRECTORS WITH TERM EXPIRING AT THE 2003 ANNUAL MEETING

        DONALD K. BABCOCK, age 64, is a founder of the Company and has served as a Director since its inception in April 1993. Mr. Babcock returned to the position of Senior Technologist with the Company in October 1999 after working for Seagate Software, Inc. for 18 months as a Program Manager. He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc. He was also a founder of Timeline Services, Inc. and served as a director from its



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

inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc. From 1970 to 1977, he was a consultant with Riggs, Babcock & Mishko, a Tacoma, Washington-based data processing and consulting firm to the property and casualty insurance industry. Mr. Babcock was Manager of Systems Programming at United Pacific Insurance Company from 1965 to 1970, and a data processor in the U.S. Air Force from 1955 to 1965.

        KENT L. JOHNSON, age 57, has been a Director of the Company since its inception. He is Chairman and Managing Director of Alexander Hutton Venture Partners, LP, a Seattle, Washington-based venture capital firm he co-founded in 1999. From October 1994 to December 1999, Mr. Johnson was President and co-founder of Alexander Hutton Capital, L.L.C., an investment banking firm that specializes in equity capital formation for emerging growth companies. From April 1989 to June 1994, he served as Senior Vice President and Chief Operating Officer of Brazier Forest Industries, Inc., a Seattle-based forest products company. From 1987 to 1989, he was President and Chief Executive Officer of OverDrive Systems, Inc., an electronic publishing software company based in Cleveland, Ohio, and from 1982 to 1987, was President and Chief Executive Officer of Microrim, Inc., a database software company located in Bellevue, Washington. Prior to entering the software industry, Mr. Johnson was Chief Financial Officer of Fiberchem, Inc., a wholesale distributor, from 1977 to 1982. Following his military tenure as an officer in the U.S. Army, Mr. Johnson began his professional career as a management consultant with Arthur Andersen & Co. where he was employed from 1970 to 1977. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. degree in Business Administration from the University of Washington and an M.B.A. degree from Seattle University, where he serves on the Business Advisory Board.

EXECUTIVE OFFICERS

        In addition to Mr. Dean and Mr. Osenbaugh, following is the biographical information on the Company's other executive officers.

        CRAIG R. PERKINS, age 45, has been with the Company since its inception in April 1993. He served as Director of Consulting Services until 1998 and Director of Product Management until 1999. In November 1999, Mr. Perkins was named Vice President of Products and Technology. From 1988 to April 1993, he was a member of the Consulting department for Timeline Services, Inc. Mr. Perkins previously practiced public accounting with Ernst Young & Co. in Winnipeg, Canada and Bermuda. He has a Bachelors degree with honors in accounting from the University of Manitoba and is a Chartered Accountant.

        MICHAEL G. EVANS, age 47, has been associated with the Company since 1995. He managed international operations from 1995 until the management buy-out of the London-based operations (Analyst Financials) took place in 1997. From 1997 until March 2000, Mr. Evans acted as Managing Director of Analyst Financials, in which the Company held a 12.5% interest. Mr. Evans rejoined Timeline in March 2000, and was appointed Vice President of World-Wide Sales in the fall of 2000. Prior to joining Timeline in 1995, Mr. Evans was a director of Comshare, Inc. for a period of 10 years, responsible for the Financial Applications Division. Between 1979 and 1985, he was employed by Esso and The Wellcome Foundation, occupying positions in accounting, finance and corporate planning. Mr. Evans qualified as a chartered accountant with Ernst & Whinney in 1979 and holds an ACA certificate. He earned a Bachelors degree in political science at the University of Kent at Canterbury.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors, which held six meetings during the fiscal year ended March 31, 2001, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. Messrs. Babcock and Johnson served as members of each of the Audit Committee and the Compensation Committee through September 2000. Upon appointment of Mr. Harvey to the Board of Directors in October 2000, Mr. Babcock resigned his position on the Audit and Compensation Committees and Mr. Harvey was appointed to serve in his place.

        The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews and evaluates the Company's internal control functions. The Board has not adopted a written charter for the Audit Committee. The members of the Audit Committee are considered "Independent Directors" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the 2001 fiscal year, the Audit Committee met one time.

        The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants for executive officers of the Company. During the 2001 fiscal year, the Compensation Committee met one time.

        During the 2001 fiscal year, all of the directors with the exception of Mr. Harvey, attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served. Mr. Harvey attended one meeting of the Board of Directors and one meeting of the Compensation Committee, and was absent from one meeting of the Board of Directors from the date of his appointment to the Board in October 2000 through March 31, 2001.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent accountants, Arthur Andersen LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue its report.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.



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

        Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                    Audit Committee of the Board of Directors
                                  Terry Harvey
                                 Kent L. Johnson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.


                        PROPOSAL 2: APPROVAL OF AMENDMENT
                   TO THE COMPANY'S 1994 STOCK OPTION PLAN AND
                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN


BACKGROUND

        In September 1994, the Company adopted its 1994 Plan and its Directors' Plan (collectively, the "Stock Option Plans"). As originally adopted, the Stock Option Plans reserved a total of 100,000 shares for issuance under the plans. In April 1995, the Board of Directors unanimously adopted, and the shareholders subsequently approved, an amendment to the Stock Option Plans to increase the aggregate number of shares available under the Stock Option Plans from 100,000 to 250,000. In May 1997, the Board of Directors again unanimously adopted, and the shareholders subsequently approved, an amendment to the Stock Option Plans to increase the aggregate number of shares available under the Stock Option Plans from 250,000 to 400,000 shares. Then, in May 1999, the Board of Directors unanimously adopted, and the shareholders subsequently approved, a further amendment to the Stock Option Plans to increase the aggregate number of shares available under the Stock Option Plans from 400,000 to 475,000 shares. Recently, in June 2001, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Stock Option Plans to increase the number of shares from 475,000 to 600,000 reserved under the plans, to allow the Company to remain competitive in attracting and retaining high-quality employees and consultants.

PROPOSED AMENDMENT

        The proposed amendment increases the aggregate number of shares of Common Stock authorized for issuance under the Stock Option Plans from 475,000 shares to 600,000 shares (subject to adjustment from time to time for stock dividends and certain other changes in capitalization as provided in the Stock Option Plans). Currently, there are 475,000 shares reserved for issuance under the Stock Option Plans. As of June 1, 2001, the Company had granted and there were outstanding options for an aggregate of 365,750 shares under the 1994 Plan and options for an aggregate of 13,000 shares under the Directors' Plan, and a total of 25,625 shares have been issued upon exercise of previously granted options or retired under the Stock Option Plans. Accordingly, as of June 1, 2001, there were 70,625 shares available for future issuance under the Stock Option Plans.

        The Board of Directors adopted this proposed amendment to ensure that there will be a sufficient reserve of shares to permit further option grants to existing and new employees, directors and consultants at levels determined appropriate by the Board of Directors and the Compensation Committee. It is anticipated that the proposed increase will provide a sufficient number of shares to cover grants made over a period of approximately two years. Stock options have traditionally been an important part of the Company's overall compensation program. The Board of Directors believes that, in the current highly competitive labor market, stock options serve to attract, retain and motivate employees and consultants and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success.

DESCRIPTION OF STOCK OPTION PLANS

        The 1994 Plan provides for options to purchase Common Stock and is administered by the Plan Administrator, which may be either the Company's Board of Directors or a committee designated by the Board of Directors. Currently, the Plan Administrator is the Board of Directors (including directors who are also employees) and consultants are eligible to receive options under the 1994 Plan. The Plan Administrator has authority to determine the employees and consultants to whom options are granted, the number of shares subject to each option, the price at which each option may be exercised, and the vesting schedule for each option. Options generally vest over a five-year period, but the Plan Administrator has discretion under the 1994 Plan to allow options to vest over a different period, and has discretion to accelerate vesting in the case of death or disability. Options granted under the 1994 Plan are generally exercisable for a period of ten years from the date of grant, except that incentive stock options granted to persons who own more than ten percent of the outstanding Common Stock terminate after five years. Vested options terminate 90 days after the optionee's termination of employment with the Company for any reason other than death or disability, and one year after termination upon death or disability. The exercise price of options granted under the 1994 Plan may not be less than the fair market value of the Common Stock (and, in the case of greater than ten percent shareholders of the Company, not less than 110% of the fair market value of the Common Stock) on the date of grant. Upon exercise, the exercise price may be paid immediately in cash, or, at the discretion of the Plan Administrator, by any of the following: payment in cash over a one-year period; delivery of previously-held shares of Common Stock; withholding from the optionee that number of shares of Common Stock the fair market value of which on the date of exercise is equal to the exercise price of the option; or such other method approved by the Plan Administrator, which may include a brokers' cashless exercise. The 1994 Plan provides for the granting of both incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for stock options that do not so qualify.

        The Directors' Plan provides that directors of the Company who are not officers or otherwise employees of the Company will be granted options to purchase shares of Common Stock according to a formula set forth in the Directors' Plan. Options granted under the Directors' Plan vest over a three-year period. Options may vest immediately if a director is terminated by reason of death or disability. Options granted under the Directors' Plan are generally exercisable for a period of ten years from the date of grant. Vested options terminate 90 days after a director's termination as a director of the Company for any reason other than death or disability, and one year after termination upon death or disability. The exercise price of options granted under the Directors' Plan is the fair market value of the Common Stock on the date of grant. Upon exercise, the exercise price may be paid immediately in cash, in cash over a one-year period, in shares of previously-held Common Stock, or by withholding from the director that number of shares of Common Stock the fair market value of which on the date of exercise is equal to the exercise price of the option. Stock options granted under the Directors' Plan are not intended to qualify as incentive stock options.



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

        Under both the 1994 Plan and the Directors' Plan, outstanding options not otherwise already vested will vest immediately upon the occurrence of certain transactions, including certain mergers and business combinations involving the Company, unless the options are assumed by the acquiring company. In addition, if any option granted under the Stock Option Plans expires or otherwise terminates without having been exercised in full, the Common Stock not purchased under the option shall again become available for issuance under the Stock Option Plans.

        The Stock Option Plans, as they are proposed to be amended, do not differ in any material respect from the existing Stock Option Plans, other than with respect to the number of shares that are authorized and reserved for option grants. The foregoing description of the Stock Option Plans is only a summary and is qualified in its entirety by reference to the full text of the Stock Option Plans, copies of which are available upon request from the Company.

        The following table sets forth summary information as of June 1, 2001, concerning the number of shares underlying options granted pursuant to the Stock Option Plans to (i) executive officers, (ii) directors and nominees for election as director, and (iii) all eligible employees as a group.


                OPTION GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS
                            UNDER STOCK OPTION PLANS


                                                                                NUMBER OF SHARES
                                                                                OF COMMON STOCK
                          NAME                                             UNDERLYING OPTIONS GRANTED
                          ----                                             --------------------------
Charles R. Osenbaugh, President,
  Chief Executive Officer, Chief Financial Officer, and Director                    36,000

Frederick W. Dean, Executive Vice President                                         44,000

Craig R. Perkins, Vice President of Products                                        49,000
  and Technology

Michael G. Evans, Vice President of                                                  1,000
  World-Wide Sales

Donald K. Babcock, Director                                                          2,000

Kent L. Johnson, Director                                                            3,000

Terry Harvey, Director                                                              10,000

All Executive Officers as a Group (4 persons)                                      130,000

All Directors not Executive Officers (3 persons)                                    15,000

All Other Employees as a Group (51 persons)                                        226,250

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options. Incentive stock options granted under the 1994 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase an optionee's alternative minimum tax liability, if any.

        If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss to the optionee. Generally, if the optionee disposes of the stock before the expiration of either of the holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.4% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonqualified Stock Options. There are generally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option under the Stock Option Plans. In general, upon exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Although the Company does not believe that it currently compensates any employee at a level that would approach the limitation set by Section 162(m), it is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may in future years cause this limitation to be exceeded.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

          PROPOSAL 3. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


        The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since the Company's inception in 1993. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

AUDIT AND RELATED FEES

        The aggregate fees billed by Arthur Andersen LLP for professional services rendered to the Company for fiscal year 2001 are as follows:


Audit Fees (for the audit of the Company's annual financial statements for the year ended March 31, 2001 and for the reviews of the financial
     statements included in the Company's Forms 10-QSB filed during fiscal 2001) .........                  $62,500

Financial Information Systems Design and Implementation Fees ............................                       N/A

All Other Fees (for all other services) .................................................                   $93,172

        The Audit Committee has considered that the provision of the above services is compatible with maintaining the independence of Arthur Andersen LLP.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 3

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 15, 2001 by: (i) each current director and nominee for election as director; (ii) the Company's Chief Executive Officer and each of the executive officers identified in the Summary Compensation Table (collectively, the "Named Executive Officers"); (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to beneficially own more than 5% of its Common Stock. Unless otherwise indicated, each person's address is: c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004.


                                                                 Shares of Common Stock
                                                                 Beneficially Owned (1)
                                                            -------------------------------
                                                              Number               Percent
  Beneficial Owner                                          of Shares              of Total
  ----------------                                          ---------              --------
Charles R. Osenbaugh(2)                                      563,603                 13.2%

Frederick W. Dean(3)                                         157,249                  3.9%

Craig R. Perkins(4)                                           59,411                  1.5%

Michael G. Evans                                              13,462                  0.3%

Donald K. Babcock(5)                                         140,461                  3.5%

Kent L. Johnson(6)                                            66,649                  1.6%

Terry Harvey                                                 214,741                  5.3%

Infinium Software, Inc.                                      300,000                  7.4%
25 Communications Way
Hyannis, MA 02601

Oralis.com, Inc.                                             225,000                  5.6%
146 North Canal Street, Ste. 200
Seattle, WA 98103

All directors and executive officers as a group            1,215,576                 27.7%
(seven persons)(7)

---------------

(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(2) Includes (i) 94,276 shares issuable under stock options held by Mr. Osenbaugh which are exercisable within 60 days of May 15, 2001, (ii) an aggregate of 100,000 shares issuable under two performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the common stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment; (iii) 25,000 shares issuable under a performance-based stock option held by Mr. Osenbaugh which vests and becomes exercisable when the common stock closes trading at $7.50 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment; (iv) 17,325 shares issuable upon exercise of warrants granted to Mr. Osenbaugh in connection with certain Company loan guarantees, and (v) 8,566 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Osenbaugh's account. Does not include 135,473 shares held in the Timeline, Inc. Employee Stock Ownership Plan for which Mr. Osenbaugh serves as a trustee and shares investment power, all of which shares Mr. Osenbaugh disclaims beneficial interest except to the extent of his pecuniary interest. Does not include 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse, 5,000 shares held in trust for Mr. Osenbaugh's niece, and 1,000 shares held in each of Mr. Osenbaugh's two daughters' accounts, for all of which shares Mr. Osenbaugh disclaims beneficial interest.

(3) Includes (i) 34,300 shares issuable under stock options held by Mr. Dean which are exercisable within 60 days of May 15, 2001, (ii) 6,600 shares issuable upon exercise of warrants granted to Mr. Dean in connection with certain Company loan guarantees, and (iii) 2,949 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Dean's account.

(4) Includes (i) 55,100 shares issuable under stock options held by Mr. Perkins which are exercisable within 60 days of May 15, 2001, and (ii) 2,991 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Perkins' account.

(5) Includes (i) 1,500 shares issuable under stock options held by Mr. Babcock that are exercisable within 60 days of May 15, 2001, and (ii) 1,785 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Babcock's account.

(6) Includes 11,776 shares issuable under stock options held by Mr. Johnson that are exercisable within 60 days of May 15, 2001.

(7) Consists of Messrs. Osenbaugh, Dean, Perkins, Evans, Babcock, Johnson, and Harvey. Includes an aggregate of 345,877 shares issuable under stock options and warrants held by such persons which are exercisable within 60 days of May 15, 2001, and an aggregate of 16,291 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows for the three fiscal years ended March 31, 2001, 2000, and 1999, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers. Other than the Named Executive Officers listed below, no executive officer earned more than $100,000 in salary and bonus for the 2001 fiscal year:

                           SUMMARY COMPENSATION TABLE



                                                                                                Long Term
                                                                                               Compensation
                                                           Annual Compensation                  Securities
        Name and                          Fiscal        -----------------------------           Underlying           All Other
  Principal Position                       Year         Salary ($)          Bonus ($)            Option(1)        Compensation ($)
  ------------------                      ------        ----------         ----------          ------------       ----------------
Charles R. Osenbaugh, President,           2001          $140,250          $ 76,000(2)            25,000(3)          $     --
   Chief Executive Officer, Chief          2000           150,500           250,000               50,000(4)                --
   Financial Officer                       1999           153,611                --              125,000(5)                --

Frederick W. Dean, Executive Vice          2001           119,167            12,578                   --                   --
   President                               2000           100,000            80,506                   --                   --
                                           1999            99,167            26,656               25,000                   --

Craig R. Perkins, Vice President           2001           109,080            24,462                   --                   --
   of Products and Technology              2000           100,000            25,000                   --                   --
                                           1999           102,293             5,869               38,000                   --

Michael G. Evans, Vice President           2001           122,322            14,766                1,000                6,433(6)
   of World-Wide Sales

--------------

(1) All referenced options granted are exercisable at prices equal to or higher than the fair market value of the common stock on the respective dates of grant.

(2)     Accrued bonus of $76,000 due Mr. Osenbaugh at March 31, 2001.

(3) Mr. Osenbaugh received a grant of a performance-based option to purchase 25,000 shares of common stock on January 1, 2001. This option will vest when the Company's stock closes trading at $7.50 or more per share for 10 consecutive days. In any event, all options shall vest if Mr. Osenbaugh is employed by the Company on the seventh anniversary of their original grant.

(4) Mr. Osenbaugh received a grant of a performance-based option to purchase 50,000 shares of common stock on November 1, 1999. This option will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days. In any event, all options shall vest if Mr. Osenbaugh is employed by the Company on the seventh anniversary of their original grant.

(5) Mr. Osenbaugh received a grant of a performance-based option to purchase 50,000 shares of common stock on February 1, 1999. This option will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant if Mr. Osenbaugh is employed by the Company. In addition, on February 1, 1999 the vesting schedule was revised on a grant of a performance-based option to purchase 75,000 shares made to Mr. Osenbaugh in fiscal 1998. Under the revised vesting schedule, 50% vested and became exercisable when the common stock closed trading at $2.00 or more per share for 10 consecutive days and the remainder vested and became exercisable when the Company's stock closed trading at $3.00 or more per share for 10 consecutive days.

(6)     Car allowance paid to Mr. Evans.

STOCK OPTION GRANTS

        The following table shows certain information regarding options granted to the Named Executive Officers during the 2001 fiscal year:

                                No. of Shares      Percentage of Total
                                 Underlying               Options            Exercise
                                   Options              Granted to           Price Per            Expiration
   Name                            Granted               Employees             Share                 Date
--------------------            -------------      -------------------       ----------           ----------
Charles R. Osenbaugh              25,000(1)               30.3%              $    1.156           12/31/2010

Frederick W. Dean                     --                    --                       --                   --

Craig R. Perkins                      --                    --                       --                   --

Michael G. Evans                     500(2)                0.6%              $    2.875            9/30/2010
                                     500(2)                0.6%              $    1.156           12/31/2010

---------------

(1) Mr. Osenbaugh received a grant of a performance-based option to purchase 25,000 shares of common stock on January 1, 2001. This option will vest when the Company's stock closes trading at $7.50 or more per share for 10 consecutive days. In any event, all options shall vest if Mr. Osenbaugh is employed by the Company on the seventh anniversary of their original grant.

(2) Mr. Evans received options granted under the 1994 Employee Stock Option Plan, which vest ratably over a four year period beginning with the date of grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END 2001 OPTION VALUES

        The following table shows certain information regarding the value of unexercised options held at fiscal year end by each of the Named Executive Officers. No stock options were exercised by any of the Named Executive Officers during the 2001 fiscal year.


                                          No. of Shares of
                                             Common Stock                                Value of Unexercised
                                         Underlying Unexercised                           In-the-Money Options
                                       Options at Fiscal Year-End                          at Fiscal Year-End
                                   ------------------------------------             -----------------------------------
Name                               Exercisable            Unexercisable             Exercisable           Unexercisable
----                               -----------            -------------             -----------           -------------
Charles R. Osenbaugh                 111,601                 125,500                 $ 2,668                 $ 1,716

Frederick W. Dean                     40,900                  13,000                     967                     406

Craig R. Perkins                      55,100                     500                     328                      16

Michael G. Evans                          --                   1,000                      --                      --

COMPENSATION OF DIRECTORS

        During the first three quarters of fiscal year ended March 31, 2001, the Company did not compensate its directors for their service as directors. However, in November 2000, the Board of Directors unanimously approved a quarterly fee for outside directors of $1,000 or the equivalent in Timeline common stock. In addition, the Board of Directors unanimously approved increasing from 3,000 to 10,000 the number of shares each of the non-employee directors receives under an automatic one-time grant of options pursuant to the terms of the Directors' Nonqualified Stock Option Plan.

                              CERTAIN TRANSACTIONS

        In March 1998, in connection with a software development agreement between Timeline and Infinium Software, Inc., Infinium purchased, at a purchase price of $100,000, non-tradable warrants to acquire up to 300,000 shares of common stock at an exercise price of $1.00 per share. This per share exercise price represented the fair market value of the common stock at the time of the original agreement. In February 2000, Infinium exercised the stock purchase warrant for 300,000 shares of the Company's common stock.

        On March 31, 2000, the Company reacquired an aggregate of 75,000 shares of its outstanding common stock from Frederick R. Dean and Donald K. Babcock, two members of the Company's Board of Directors. In exchange, Messrs. Dean and Babcock received derivative ownership rights to 4,250 shares of restricted Broadbase Software, Inc. stock held by the Company; i.e., Messrs. Dean and Babcock assumed all market risk and reward for the Broadbase shares delivered in the future. Based on the closing bid/ask prices of both stocks and the restricted nature of the forward position in the Broadbase stock, the difference in the valuations of the two stock positions at March 31, 2000 was determined to be $130,000, which the Company paid in cash to Messrs. Dean and Babcock.

        In May 2001, Charles R. Osenbaugh loaned the Company $65,000 to help fund operations. This loan bears interest at 12% per annum. Principal and interest under this loan is due in full 90 days from the execution of the loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and change in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, except as set forth below, during the 2001 fiscal year, all such filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with. Mr. Perkins was late in filing the Initial Statement of Beneficial Ownership of Securities, Form 3, following designation by the Board of Directors as a reporting person in May 2000, and Mr. Osenbaugh was late in filing a Statement of Changes in Beneficial Ownership of Securities, Form 4, with regard to a purchase of stock for the accounts of his daughters, for which he disclaims any beneficial interest.

                                 OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                         By Order of the Board of Directors

                                         /s/ Charles R. Osenbaugh

                                         Charles R. Osenbaugh
                                         President and Chief Executive Officer


June 20, 2001

                                                                    Attachment A

                                 TIMELINE, INC.

                             1994 STOCK OPTION PLAN

        This 1994 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of Common Stock, $.01 par value (the "Common Stock"), of Timeline, Inc., a Washington corporation (the "Company"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options." Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") granted under this Plan are referred to as "Options."

        1. Purposes. The purposes of this Plan are to retain the services of valued key employees and consultants of the Company, and such other persons as the Plan Administrator shall select in accordance with Section 3 below, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees, consultants and other persons selected by the Plan Administrator.

        2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of members of the Board or other persons to administer this Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have such of the powers and authority vested in the Board hereunder as the Board may delegate to it (including the power and authority to interpret any provision of this Plan or of any Option). The members of any such Committee shall serve at the discretion of the Board. The Board, or the Committee if one has been established by the Board, are referred to in this Plan as the "Plan Administrator." Following registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person shall serve as a member of the Plan Administrator if his or her service would disqualify this Plan from eligibility under Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements; provided, that the Plan Administrator shall consist of at least the minimum number of persons required by Securities and Exchange Commission Rule 16b-3, as amended, or any successor rule or regulatory requirements.

        Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to: (a) construe and interpret this Plan; (b) define the terms used in this Plan; (c) prescribe, amend and rescind rules and regulations relating to this Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (e) determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option; (f) determine the time or times at which Options shall be granted under this Plan; (g) determine the number of shares of Common Stock subject to each Option, the exercise price of each

Option, the duration of each Option and the times at which each Option shall become exercisable; (h) determine all other terms and conditions of Options; and
(i) make all other determinations necessary or advisable for the administration of this Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries.

        3. Eligibility. Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Corporation (as defined below), including employees who are directors of the Company ("Employees"). Non-Qualified Stock Options may be granted to Employees and to such other persons other than directors who are not Employees as the Plan Administrator shall select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options. Any person to whom an Option is granted under this Plan is referred to as an "Optionee."

        As used in this Plan, the term "Related Corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

        4. Stock. Subject to approval of the Plan by shareholders of the Company, options to purchase a maximum of 600,000 shares of the Company's authorized but unissued, or reacquired, Common Stock may be issued pursuant to the Plan, subject to adjustment as provided in Section 5.13(a) below, less any shares issuable upon the exercise of Options granted pursuant to the Company's Directors' Non-qualified Stock Option Plan; provided, that any shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon exercise of Options pursuant to Section 5.9 below shall be added to the number of such shares as to which Options may be granted. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.13 below. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option to the same Optionee or to a different person eligible under Section 3 above.

        5. Terms and Conditions of Options. Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement").

Agreements may contain such additional provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

               5.1 Number of Shares and Type of Option. Each Agreement shall state the number of shares of Common Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options. The aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Corporation or a predecessor corporation) shall not exceed such limit as may be prescribed by the Code as it may be amended from time to time. Any Option which exceeds the annual limit shall not be void but rather shall be a Non-Qualified Stock Option.

               5.2 Date of Grant. Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

               5.3 Option Price. Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion; provided, that the per share exercise price for any Option granted following the effective date of registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934 shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; provided further, that the per share exercise price for an Incentive Stock Option shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; provided further, that with respect to Incentive Stock Options granted to greater-than-ten-percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant; and, provided further, that Incentive Stock Options granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted Option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

               5.4 Duration of Options. At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.7 below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant in the case of Incentive Stock Options; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten-percent (>10%) shareholder of the Company (as determined with reference to

Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire ten (10) years from the Date of Grant.

               5.5 Vesting Schedule. No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

    Number of Years Following Date of Grant        Percentage of Total Option to be Exercisable
    ---------------------------------------        --------------------------------------------
                       1                                                20%
                       2                                                40%
                       3                                                60%
                       4                                                80%
                       5                                               100%

               5.6 Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. If an Employee Optionee's employment terminates by reason of death or Disability (as defined in Section 5.7 below), any Option held by such Employee Optionee who has been Continuously Employed by the Company or Related Corporation for a minimum of two
(2) years shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 5.7 below. "Continuously Employed" shall mean the absence of any interruption or termination of service. Continuous Employment with the Company or Related Corporation shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or Related Corporation or in the case of transfers between locations of the Company or between the Company, Related Corporations or their successors, provided that the Optionee continues to be an employee of the Company or any Related Corporation. The vesting of Options also shall be accelerated under the circumstances described in Sections 5.13 and 5.14 below.

               5.7 Term of Option. Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.4 above; (ii) the expiration of ninety (90) days from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or (iii) the expiration of one (1) year from (A) the date of death of the Optionee or (B) cessation of an Optionee's employment or contractual relationship by reason of Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option. If an Optionee's employment or contractual relationship is terminated by death, any

Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death. "Disability" shall mean that a person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Committee shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

               Unless accelerated in accordance with Section 5.6 above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability.

               If, in the case of an Incentive Stock Option, an Optionee's relationship with the Company changes (e.g., from an Employee to a non-Employee, such as a consultant), such change shall not constitute a termination of an Optionee's employment with the Company but rather the Optionee's Incentive Stock Option. For purposes of this Section 5.7, transfer of employment between or among the Company and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Company or any Related Corporation. For purposes of this Section 5.7, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

               5.8 Exercise of Options. Options shall be exercisable, either all or in part, at any time after vesting, until termination; provided, that after registration of any of the Company's securities under Section 12 of the Exchange Act, Optionee must comply with the six (6) month holding period requirements of
Section 16(b) of the Exchange Act and Rule 16b-3 thereunder. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.13 below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable. Options or portions thereof may be exercised by giving to the Company an executed notice of election to exercise, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.9 below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to any Optionee, or to his personal representative, until the aggregate exercise price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

               5.9 Payment upon Exercise of Option. Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, upon approval of the Plan Administrator, an Optionee may pay for all or any portion of the aggregate exercise price by (i) delivering to the Company shares of Common Stock previously held by such Optionee, (ii) having shares withheld from the amount of shares of Common Stock to be received by the Optionee, (iii) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares of Common Stock to be purchased within one (1) year of the date of such exercise or (iv) complying with any other payment mechanisms as the Plan Administrator may approve from time to time. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price (or portion thereof) to be paid by the Optionee upon such exercise.

               5.10 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Sections
5.13 and 5.14 below, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Optionee has given notice of exercise.

               5.11 Transfer of Option. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, as defined by the Code, or the Employee Retirement Income Security Act, or the rules and regulations thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

               5.12   Securities Regulation and Tax Withholding

                      5.12.1 Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, as amended, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

        As a condition to the exercise of an Option, the Plan Administrator may require the Optionee to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

                      5.12.2 As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

                      5.12.3 The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

               5.13   Stock Dividend, Reorganization or Liquidation

                      5.13.1 If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder, (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, then the Plan Administrator shall proportionately adjust the number of shares of Common Stock authorized for issuance under this Plan pursuant to Section 4 above, and shall further proportionately adjust the number of shares of Common Stock and/or the exercise price per share with respect to each Option then outstanding so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, all without further action on the part of the Plan Administrator, the Company or the Company's shareholders.

                      5.13.2 If the Company is liquidated or dissolved, the Plan Administrator shall allow the holders of any outstanding Options to exercise all or any part of the unvested portion of the Options held by them; provided, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

                      5.13.3 The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

                      5.13.4 The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

               5.14   Change in Control; Declaration of Extraordinary Dividend

                      5.14.1 Change in Control. If at any time there is a Change in Control (as defined below) of the Company, all Options shall accelerate and become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 5.14.1, "Change in Control" shall mean either one of the following: (i) When any "person," as such term is used in sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Plan, the Company, a Subsidiary or an employee benefit plan of the Company, including any trustee of such plan acting as trustee) becomes, after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

                      5.14.2 Declaration of Extraordinary Dividend. If at any time the Company declares an Extraordinary Dividend (as defined below), all Options shall accelerate and thereupon become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 5.14.2, "Extraordinary Dividend" shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of ten percent (10%) of the then fair market value of the Company's Common Stock. The fair market value of the Company's Common Stock shall be determined in good faith by the Board.

        6. Effective Date; Term. This Plan shall be effective as of the closing of the initial public offering of securities of the Company under the Securities Act of 1933. Incentive Stock

Options may be granted by the Plan Administrator from time to time thereafter until ten (10) years after such approval. Non-Qualified Stock Options may be granted until this Plan is terminated by the Board in its sole discretion. Termination of this Plan shall not terminate any Option granted prior to such termination.

        7. No Obligations to Exercise Option. The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

        8. No Right to Options or to Employment. The grant of any Options under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The Plan shall not confer on any Optionee any right with respect to continuation of any employment or contractual relationship with the Company or any Related Corporation, nor shall it interfere in any way with the Company's or, where applicable, a Related Corporation's right to terminate any Optionee's employment or contractual relationship at any time, which right is hereby reserved.

        9. Application of Funds. The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

        10. Indemnification of Plan Administrator. In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including reasonable attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

        11. Amendment of Plan. The Plan Administrator may, at any time, modify, amend or terminate this Plan and Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, that no amendment with respect to an outstanding Option shall be made over the objection of the Optionee thereof; and provided further, that, following registration of any of the Company's securities under Section 12 of the Exchange Act, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock represented at a meeting at which a quorum is present is required within twelve (12) months before or after the adoption by the Plan Administrator of any amendment that will permit the granting of Options to a class of persons other than those currently eligible to receive Options under this Plan or that would cause this Plan to no longer comply with Securities and Exchange Commission Rule 16b-3, as amended, or any successor rule or other regulatory requirements. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

                                                                    Attachment B

                                 TIMELINE, INC.

                    DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

        This Nonqualified Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of Common Stock, $.01 par value (the "Common Stock"), of Timeline, Inc., a Washington corporation (the "Company"). Stock options granted under this Plan (the "Options" or "Option") are intended to be nonstatutory stock options which do not qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        1. Purpose. The purpose of this Plan is to compensate certain directors of the Company (the "Optionees" or "Optionee").

        2. Eligibility. Persons eligible to receive options under this Plan shall be all directors of the Company who are not otherwise employed by the Company or any Related Corporation, as defined below (the "Directors" or "Director"). Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

        As used in this Plan, the term "Related Corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

        3 Stock. Subject to approval of the Plan by shareholders of the Company, each current Director of the Company, and each individual who subsequently becomes a Director of the Company, who is not otherwise an employee of the Company or any Related Corporation, shall, automatically be issued options to acquire 10,000 shares (subject to adjustment as provided in the Company's 1994 Stock Option Plan) of the Company's authorized but unissued, or reacquired, Common Stock. Options to purchase a maximum of 43,000 shares of Common Stock (subject to adjustment as provided in the Company's 1994 Stock Option Plan) in the aggregate may be issued pursuant to the Plan. The number of options available for a grant hereunder is further subject to adjustment as set forth in
Section 4.12 hereof. In the event that any outstanding Option expires or is terminated for any reason, those shares of Common Stock allocable to the unexercised portion of such Option may be subject to one or more other Options issued pursuant to the Plan.

        4. Terms and Conditions of Options. Each Option shall be evidenced by a written agreement (the "Agreement") in the form approved by the Company. Agreements may contain such additional provisions, not inconsistent herewith, as the Company in its discretion may deem advisable. All Options shall also comply with the following requirements:

                4.1 Number of Shares. Each Agreement shall state the number of shares to which it pertains.

                4.2 Date of Grant. Each Option shall state the date the Company and the Director entered into the Agreement (the "Date of Grant"), which shall be the date that is ninety (90) days following the closing of the initial public offering of securities of the Company under the Securities Act of 1933, or, in the case of new Directors, the date the individual becomes a Director, whichever is applicable.

                4.3 Option Price. The exercise price for all Options granted hereunder shall be the fair market value on Date of Grant. Such fair market value shall be the closing price at which it was traded on a national securities exchange or the last sale price quoted on the National Association of Securities Dealers Automated Quotation System or any successor or substantially similar market thereto on the Date of Grant. If the Common Stock shall be traded on more than one such market, the exercise price shall be determined on the basis of the most active market. If no such market exists, the exercise price shall be established at fair market value based on the most recent arms-length transaction occurring within eighteen (18) months preceding the Date of Grant by or among the Company or any greater-than-ten-percent (>10%) shareholders of the Company or, if unavailable, by a qualified appraiser selected by the Company.

                4.4 Vesting Schedule. All Options shall vest according to the following schedule.

Number of Years Following Date of Grant       Percentage of Total Option to be Exercisable
---------------------------------------       --------------------------------------------
                   1                                            33-1/3%
                   2                                            33-1/3%
                   3                                            33-1/3%

                4.5 Acceleration of Vesting. Options granted pursuant to the Plan shall become immediately vested and fully exercisable upon the Directors termination as a director of the Company by reason of the death or Disability (as defined in Section 4.6 below) of the Director. The vesting of Options shall also be accelerated under the circumstances described in Sections 4.12 and 4.13 below.

                4.6 Termination of Option. A vested Option shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

                        (i) ten (10) years from the Date of Grant;

                        (ii) the expiration of ninety (90) days from the date of Optionee's termination as a Director of the Company for any reason other than death or Disability (as defined below); or

                        (iii) the expiration of one (1) year from the date of death of Optionee or the cessation of Optionee's service as a Director by reason of Disability (as defined below).

        "Disability" shall mean that a person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. If Optionee's service as a Director is terminated by death, any Option held by Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by Optionee's will or by the laws of descent and distribution of the state or country of Optionee's domicile at the time of death. Each unvested Option granted pursuant hereto shall terminate upon Optionee's termination as a Director for any reason whatsoever, including death or Disability.

                4.7 Exercise of Options. Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option of less than fifty (50) shares (as adjusted pursuant to Section 4.12 hereof) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one share, it is unexercisable. Options or portions thereof may be exercised by giving to the Company an executed notice of election to exercise, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate option price for the Common Stock so purchased and in the form specified in Section 4.8 below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to any Director, or to his personal representative, until the aggregate option price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for the satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by Optionee.

                4.8 Payment upon Exercise of Option. Upon exercise of any option, the aggregate option price shall be paid to the Company in cash or by certified or cashier's check. Alternatively, a Director may pay for all or any portion of the aggregate option exercise price by (i) delivering to the Company shares of Common Stock previously held by such Director, (ii) having shares withheld from the amount of shares of Common Stock to be received by the Director or (iii) delivering an irrevocable subscription agreement obligating the Director to take and pay for the shares of common Stock to be purchased within one (1) year of the date of exercise. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise(as determined in accordance with Section 4.3 above) equal to the aggregate option exercise price (or portion thereof) to be paid by the Director upon exercise.

                4.9 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Sections
4.12 and 4.13 below, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Optionee has given notice of exercise.

                4.10 Transfer of Option. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, as defined by the Code, or the Employee Retirement Income Security Act, or the rules and regulations thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

                4.11 Securities Regulation and Tax Withholding

                        4.11.1 Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

        As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Company, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Company also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE

REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

                        4.11.2 As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

                        4.11.3 The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Board, until the Company is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.

                4.12 Stock Dividend, Reorganization or Liquidation

                        4.12.1 If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the number of shares of Common Stock and/or the exercise price per share of each outstanding Option shall be proportionately adjusted so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Company or the Company's shareholders.

                        4.12.2 If the Company is liquidated or dissolved, the holders of any outstanding Options may exercise all or any part of the unvested portion of the Options held by them; provided, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

                        4.12.3 The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

                4.13 Change in Control; Declaration of Extraordinary Dividend

                        4.13.1 Change in Control. If at any time there is a Change in Control (as defined below) of the Company, all Options shall accelerate and become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 4.13.1, "Change in Control" shall mean either one of the following (i) When any "person," as such term is used in sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Plan, the Company, a Subsidiary or an employee benefit plan of the Company, including any trustee of such plan acting as trustee) becomes, after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

                        4.13.2 Declaration of Extraordinary Dividend. If at any time the Company declares an Extraordinary Dividend (as defined below), all Options shall accelerate and thereupon become fully vested and immediately exercisable for the duration of the Option term. For purposes of this Subsection 4.13.2, "Extraordinary Dividend" shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of ten percent (10%) of the then fair market value of the Company's Common Stock. The fair market value of the Company's Common Stock shall be determined in good faith by the Board.

        5. Effective Date; Term. Subject to approval of this Plan by shareholders of the Company, this Plan shall be effective as of the date which is the first Date of Grant specified in Section 4.2 above, and Options may be issued then and from time to time thereafter until this Plan is terminated by the Company. Termination of this Plan shall not terminate any Option granted prior to such termination.

        6. No Obligations to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

        7. Application of Funds. The proceeds received by the Company from the sale of Common Stock, pursuant to the exercise of Options granted hereunder, will be used for general corporate purposes.

        8. Indemnification of Board. In addition to all other rights or indemnification they may have as directors of the Company or as members of the Board, members of the Board shall be indemnified by the Company for all reasonable expenses and liabilities of any type and nature, including reasonable attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to grantee for which it is adjudged that such Board members are liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding member(s) of the Board shall, in writing notify the Company of such action, suit or proceeding so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

        9. Amendment of Plan. The Company may, at any time, modify, amend or terminate this Plan and Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, that no amendment with respect to an outstanding Option shall be made over the objection of the Optionee thereof and provided further, that after registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934, as amended: (i) the approval of the holders of a majority of the Company's outstanding shares of voting capital stock represented at a meeting at which a quorum is present is required within twelve
(12) months before or after the adoption by the Board of any amendment that will permit the granting of Options to a class of persons other than those currently eligible to receive Options under this Plan or that would cause this Plan to no longer comply with Securities and Exchange Commission Rule 16b-3, as amended, or any successor rule or other regulatory requirements and (ii) this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Security Act, or the rules thereunder.

                                 TIMELINE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints Charles R. Osenbaugh and Donald K. Babcock, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, July 19, 2001, at 4:00 P.M. Pacific Time at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE GIVING VOTING DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF BOTH NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS ON ALL OTHER MATTERS TO BE CONSIDERED AT THE MEETING. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

DIRECTORS

1.      Directors Recommend:  A vote for election of the following Directors
         01.  Frederick W. Dean   02.  Terry Harvey

Mark X for only one box:

[ ]                 FOR ALL NOMINEES

[ ]                 WITHHOLD ALL NOMINEES

[ ] WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NUMBER(S) OF NOMINEES BELOW

Use Number only     ____________________________________

PROPOSALS

For      Against    Abstain.

[ ]      [ ]        [ ]        2.  Approval of an amendment to the Company's
                                   1994 Stock Option Plan and Directors'
                                   Nonqualified Stock Option Plan, as amended, to increase the total number of shares available for issuance under the Plans from 475,000 to 600,000.

[ ]      [ ]        [ ]        3.  Ratification of the selection of Arthur
                                   Andersen LLP as independent auditors of the Company for the year ending March 31, 2002.

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE MEETING        [ ]

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.



Signature(s)___________________________________________      Date_______________
Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).